SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 24, 2005

ITRONICS INC.

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                                             Texas                                 33-18582                             75-2198369

                             (State or other jurisdiction             (Commission File                       (IRS Employer

                                    of incorporation)                           Number)                           Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada          89509

                     (Address of Principal Executive Offices)                              Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 8.01: Other Events

On March 24, 2005 the Company announced that it has joined forces with Chemilizer Products, Inc. of Florida to supply GOLD’n GRO liquid fertilizer injectors for the landscape maintenance, wholesale and retail nursery markets. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99          Press release dated March 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       ITRONICS INC.

                                                                                            (Registrant)

Date: March 28, 2005                                                               By: /S/ John W. Whitney

                                                                                                      John W. Whitney

                                                                                                      President, Treasurer and Director

                                                                                                     (Principal Executive and Financial

                                                                                                     Officer)